                   [A SCENIC VIEW OF RIO DE JANEIRO, BRAZIL]

                        THE BRAZILIAN EQUITY FUND, INC.

                                 ANNUAL REPORT
                                 MARCH 31, 1997

 CONTENTS

Letter to Shareholders...................................................................... 1

Portfolio Summary........................................................................... 7

Schedule of Investments..................................................................... 8

Statement of Assets and Liabilities.........................................................10

Statement of Operations.....................................................................11

Statement of Changes in Net Assets..........................................................12

Financial Highlights........................................................................13

Notes to Financial Statements...............................................................14

Report of Independent Accountants...........................................................18

Results of Annual Meeting of Shareholders...................................................19

Tax Information.............................................................................19

Description of Dividend Reinvestment and Cash Purchase Plan.................................21

PICTURED ON THE COVER IS A SCENIC VIEW OF RIO DE JANEIRO, BRAZIL.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

                                                                    May 12, 1997

DEAR SHAREHOLDERS:

We are writing to report on the activities of The Brazilian Equity Fund, Inc. (the "Fund") for the year ended March 31, 1997.

The Fund completed a rights offering to existing shareholders in August 1996. Approximately 1.9 million shares were issued at a price of $11.09 per share to generate net proceeds of $20.6 million. Since the amount of shares offered pursuant to the rights offering was increased by 25% in order to satisfy oversubscription requests, the offering ranks as one of the most heavily oversubscribed rights offerings for a closed-end fund. We would like to take this opportunity to express our appreciation to shareholders for exhibiting their confidence in the Fund by their strong response to the rights offering.

PERFORMANCE

The Fund successfully completed its initial offering on April 10, 1992 and began operations with a net asset value ("NAV") of $13.79 per share. At March 31, 1997, the Fund's NAV was $17.96 per share, as compared to $14.18 on March 31, 1996. From inception through March 31, 1997, $6.20 per share was paid out in dividends and distributions, representing a total return based on NAV of 99.9% for the life of the Fund, assuming participation in the rights offering.

In the year ending March 31, 1997, the Fund's total return, based on NAV and assuming reinvestment of dividends and distributions, was 39.0%, assuming participation in the rights offering. We note that the Fund's performance was the best posted during the period of the three Brazil-specific funds followed by the Lipper International Closed-End Funds Service.

COMMENTARY

POLITICS/ECONOMICS

In our last report, we discussed President Fernando Henrique Cardoso's effort to achieve passage of a constitutional amendment permitting presidential re-election and its primacy as an issue for investors. Over the past few months, however, progress of the amendment through the Brazilian Congress has been such that its passage now is widely considered likely.

Other political and economic concerns have returned to their prior status as the most pressing matters for investors. Perhaps the most important of the political issues is that of administrative reform, whose ultimate goal is the reduction of the budget deficit by substantially lowering the government's huge payroll expenses. In spite of administrative reform's importance, the Congressional approval process has been characteristically slow. There are signs of movement, however, and we would not be surprised to see substantive action taken in the next few months. Investors should view this as very bullish news.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

Among economic matters, the trade deficit is most significant. It has exceeded expectations for several months, mainly due to heavy consumer demand for imports (particularly of cars, home electronics and other durable goods). Our view is that the trade deficit most likely will continue to rise but will remain manageable. The rising trade deficit, in turn, is mainly responsible for growth in the current account deficit, which also is prompting concern. We believe that cash inflows (particularly from foreign direct investment and upcoming privatizations) will be sufficient to keep the current account deficit well-financed. The government recently has taken steps to alleviate both deficit problems and some analysts are predicting further such actions to occur later this year.

As we write, the 1997 consensus projections for some of Brazil's most important macroeconomic factors are as follows. Nominal interest rates are expected to remain relatively unchanged from the current 20-21% range. Year-end inflation is expected to fall through the 10% level for the first time in many years. Gross domestic product (GDP) should grow by 3.5-4.0%, vs. 2.9% in 1996. The budget deficit, so crucial to the nation's economic future, should drop to 3.1% of GDP, down from 1996's 3.9%. Our own projections generally agree with the consensus.

PRIVATIZATION

After a strong showing throughout 1996, the Brazilian government's plan to privatize many federally, state- and municipally owned companies ground to a halt during the first quarter of 1997. The halt was especially significant because it involved the sale of CVRD, the mining giant considered the crown jewel of President Cardoso's privatization program. CVRD's sale was originally slated for late 1996, but was postponed several times due to intense opposition.

The government finally was able to sell a 42% stake in CVRD to a consortium led by steelmaker CSN in early May. With total proceeds of $3.13 billion, the sale was the largest ever of a Brazilian government-owned company, by far. The great success of the CVRD sale is very positive for investors both because it demonstrates the Cardoso administration's commitment to the REAL Plan for economic stabilization and sets the tone for future large-scale privatizations.

We expect both the pace and size of privatizations to increase over the next few years. Only chemical companies, railroads, two electric utilities and CVRD have been sold thus far, meaning that the huge sums projected from the breakup of Brazil's telecommunications and electricity monopolies have not yet been realized. We believe that Cardoso will try to maintain an aggressive privatization schedule in order to generate large cash inflows and reinforce the success of the REAL Plan.

TELECOM/UTILITIES

There has been much positive news concerning Brazil's telecom and electricity sectors since our last report.

TELECOM - In December, the state of Rio Grande do Sul sold a 35% voting stake in and operational control of its local-service provider to Telefonica de Espana ("Telefonica"), the Spanish telecom giant. Telefonica's willingness to pay a relatively high price confirms our view that Brazilian telecom companies (and those in emerging markets more generally) are trading at compellingly low valuation levels relative to many others worldwide.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

Two important developments took place in April. First, telephone tariffs (i.e., rates) were rebalanced such that local-service charges went up and long-distance charges went down, both more than expected. This should positively impact earnings and help to make Brazilian rates much more internationally competitive. Second, the government received bids from investor groups for the nation's 10 private cellular operating concessions and is expected to announce the results in late May. Reportedly, the bids are at least 100% more than the government's minimum auction price.

The next major steps in the privatization process are the establishment of a formal regulatory structure and the passage of an omnibus General Telecommunications Law, whose details are being worked out by a congressional committee. Analysts are projecting passage to occur around September, with the implementation of the regulatory structure to follow immediately thereafter.

ELECTRICITY - A new federal agency to regulate electricity operations was created by the Brazilian Congress in December. Tariffs were increased for most generators and distributors in April. Although the increases themselves varied by company, collectively they underscore the government's resolve to prepare the sector for competition when privatization occurs. The sale of a minority stake (33%) in Companhia Energetica de Minas Gerais has been postponed for several months but is expected in the near term.

Prospects for the electricity sector remain quite favorable. Demand is projected to outstrip supply as early as 1999; vast amounts of capital are required for financing needs; investors cannot avoid the sector, since it represents about 25% of the total Brazilian equity market and 41% of aggregate Latin American power equities; the privatization trend is essentially irreversible; and the regulatory structure will continue to gain clearer definition.

To illustrate our stock selection process, we'd like to highlight three of the Fund's larger holdings.

COMPANHIA PAULISTA DE FORCA E LUZ

Companhia Paulista de Forca e Luz ("CPFL") is the electricity distributor for the portion of Sao Paulo state excluding the city of Sao Paulo. It distributes about 18% of the electricity consumed in the state and 6% of that consumed in Brazil as a whole.

Our investment thesis for CPFL is simple: at current prices, the stock does not include the value that should be unlocked by privatization.

Having anticipated the inevitability of privatization, CPFL's management initiated a restructuring program in 1995 to better prepare itself for a more competitive environment. In large part because of this initiative, CPFL was selected in 1996 as the first of Sao Paulo's three utilities to be privatized, most likely in late 1997. Its privatization will also be the first-ever sale of a majority stake in a Brazilian electric utility.

Two other strong positives in CPFL's favor are efficiency and profitability. For example, CPFL is among Latin America's most efficient distributors as measured by the industry standard of reduction of energy losses from distribution. It has also made great strides since 1994 in raising its level of sales, distribution volume and number of

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

customers while lowering its number of employees. CPFL's profitability is enhanced by the lack of electricity-intensive industries (which insist on lower distribution rates) in its customer base, meaning that the proportion of customer rates that it actually realizes is substantially higher than that of the entire nation.

CPFL fits in well with our themes of privatization and infrastructure. Our confidence in it is such that, since our last report, we have almost doubled the number of shares held by the Fund, raising CPFL to the Fund's third-largest position from tenth.

MULTICANAL PARTICIPACOES S.A.

Multicanal Participacoes S.A. ("Multicanal") is the largest cable television operator in Brazil. Its initial public offering of American Depositary Receipts in November 1996 has provided the Fund with an unusual opportunity to invest in a high-growth business that is not involved in infrastructure development.

The most important ingredient in our decision to own Multicanal shares is the enormous potential in Brazil for the growth of pay-TV services such as cable. A few statistics make this abundantly clear. 1) Analysts estimate that Brazil's pay-TV penetration rate at year-end 1996 was 6.8%, compared to 50% in Argentina, 20% in Chile and 12% in Mexico. 2) About 86% of households have a TV set, with the average number of sets per home more than two. 3) On average, Brazilians watch 4.5 hours of TV daily. The magnitude of the potential opportunity in Multicanal shares is put into even sharper focus by the fact that Brazil is the world's sixth most populous nation and the largest TV viewing market in Latin America.

There are several company-specific factors that enhance our favorable view of
Multicanal:

- Its presence is strong in Brazil's three largest cities (Sao Paulo, Rio de Janeiro and Belo Horizonte), whose per-capita incomes are among the highest in the nation.

- It is upgrading its networks with high-capacity fiber-optic cable that will enable it eventually to offer additional services such as telephone service (i.e., when local service is opened to competition), high-speed internet access, near video on demand, advertising and an expanded menu of channels.

- It will likely be among the winners of the government's auction of new cable-service territorial concessions, increasing its growth potential even more.

- It is the exclusive outlet for cable programming by Globo, the media giant that is the largest of Brazil's two programming producers as well as one of Multicanal's three controlling shareholders.

- The Globo connection is especially beneficial to Multicanal in two ways. First, Globo generates the most Portuguese-language programming, which is particularly advantageous because the latter is in short supply compared to offerings in Spanish and English. Second, Multicanal is ideally positioned as the outlet Globo needs to extend its domination of free-TV to the pay-TV environment.

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

BANCO ITAU S.A.

Historically, the Fund has chosen to minimize investment in banks and other financial institutions due to Brazil's tendency toward hyperinflation. The hyperinflationary environment increased banks' riskiness by making them overly reliant on capturing "float" income (i.e., interest income earned on funds in the period between when a bank receives and disburses them) and preventing them from concentrating on more traditional banking operations.

The re-establishment of economic stability over the last few years suggests that our bias merits a fresh reassessment. With this in mind, we have added shares of Banco Itau S.A. ("BI") to the portfolio in recent months.

BI is the second-largest privately owned bank in Brazil in terms of assets, deposits, loans and net worth. Its main lines of business are commercial and retail lending, mutual fund management (it is Brazil's largest privately owned fund manager), credit cards (a card operation in which it has a 33% interest holds almost half of the market) and insurance (it recently announced the acquisition of Itau Seguros, one of the largest Brazilian insurers).

We believe that BI shares have excellent long-term appreciation potential for numerous reasons, including:

- DIVERSIFICATION - BI's mixture of business lines reduces its exposure to the cyclicality of interest-based banking and increases its stream of more-predictable fee-based earnings.

- RISK-AVERSE PROFILE - BI sets aside 100% reserves against loan losses much earlier than required by law. Its important risk-weighted capital ratio, furthermore, is about 21% (at year-end 1996), nearly three times the 8% global standard set by the Bank for International Settlements.

- BENEFITS OF TECHNOLOGY - Leading-edge sophistication in areas such as check-clearing and database management gives BI a clear cost advantage and an opportunity to generate incremental revenues.

- LARGE OPPORTUNITY FOR INSURANCE GROWTH - By various measures, Brazil is considered "underinsured" compared to many developed nations. The addition of Itau Seguros should allow BI to meaningfully participate in the Brazilian insurance sector's expected strong growth.

- COMBINATION EQUITY PLAY - BI simultaneously is a high-quality, defensive stock as well as a more aggressive earnings growth play.

OUTLOOK

Through mid-May, Brazil was the top performing country among the major Morgan Stanley Capital International Latin American country indices. According to industry estimates, furthermore, in 1996 Brazil attracted the largest proportion of U.S. net purchases of Latin American equities and foreigners generally overweighted Brazil both in their Latin and emerging markets portfolios. Capital flows into mutual funds specializing in Latin America were most heavily invested in Brazil in 1996 and currently remain so.

Our favorable outlook for Brazilian equities over the medium term is undiminished. We are aware that macroeconomic issues such as the trade and current account deficits are of concern at present, but we believe that

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

they do not imply any major systemic risk. We also note that, with the expected passage of the re-election amendment and the increasing likelihood of a second term for President Cardoso, the political environment is unusually stable, which is positive.

Most important, the privatization program is entering a phase of high visibility. Privatizations will reduce investors' perception of risk, thus facilitating a further re-rating of equity valuation multiples. They also will offer numerous attractive investment opportunities over the next few years. Our strategy should continue to focus on former state-controlled monopolies that are expected to be partially or completely privatized. We particularly favor electric utilities and telecommunications, whose fundamentals and future prospects are notably positive. Privatizations will benefit the overall Brazilian market by enlarging its liquidity and offering greater diversification. Their success is crucial to our expectation that Brazil can become one of the emerging world's most dynamic equity markets.

We appreciate your interest in the Fund and would be pleased to respond to your questions or comments.

Respectfully,

                [SIG]
Richard W. Watt
President and Chief Investment Officer*

We wish to remind shareholders whose shares are registered in their own names that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Fund also offers shareholders a voluntary Cash Purchase Plan. The Plan and Cash Purchase Plan are described on pages 21-22 of this report.

--------------------------------------------------------------------------------
*Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since August 15, 1995. He joined BEA Associates on August 2, 1995. Mr. Watt was formerly associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end Latin American fund focusing on smaller companies. Before joining Gartmore in 1992, Mr. Watt was a director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is a Director, President and Chief Investment Officer of the Fund. Mr. Watt is also Director, President and Chief Investment Officer of The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc.

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS
                                   March 31, 1997   March 31, 1996
Banking                                      3.52             4.76
Cable Television                             5.20             0.00
Capital Goods                                1.66             3.93
Chemicals                                    1.65             2.08
Consumer Goods                               3.38            12.79
Electric Distribution                        7.21            16.82
Electric Generation                          1.03             8.24
Food & Beverages                             7.67             8.34
Holding Companies                            1.78             8.88
Retail                                       5.56             4.42
Steel                                        0.00             2.46
Telecommunications                          21.35            15.04
Textiles                                     8.53             6.68
Utilities                                   22.53             0.00
Other                                        2.93             4.43
Cash and Other Assets                        6.00             1.13
                                           100.00           100.00

 TOP 10 HOLDINGS, BY ISSUER

                                                                               Percent of Net
           Holding                                           Sector                Assets
---------------------------------------------------------------------------------------------
       1.  Telecomunicacoes Brasileiras S.A.           Telecommunications            14.0
---------------------------------------------------------------------------------------------
       2.  Companhia Energetica de Minas Gerais            Utilities                 11.8
---------------------------------------------------------------------------------------------
       3.  Companhia Paulista de Forca e Luz               Utilities                 10.7
---------------------------------------------------------------------------------------------
       4.  Santista Alimentos S.A.                      Food & Beverages              5.7
---------------------------------------------------------------------------------------------
       5.  Globex Utilidades S.A.                            Retail                   5.6
---------------------------------------------------------------------------------------------
       6.  Multicanal Participacoes S.A.                Cable Television              5.2
---------------------------------------------------------------------------------------------
       7.  Companhia Tecidos Norte de Minas S.A.            Textiles                  4.7
---------------------------------------------------------------------------------------------
       8.  Banco Itau S.A.                                  Banking                   3.5
---------------------------------------------------------------------------------------------
       9.  Centrais Eletricas de Santa Catarina
           S.A.                                      Electric Distribution            3.4
---------------------------------------------------------------------------------------------
      10.  Dixie Toga S.A.                               Consumer Goods               3.4
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - MARCH 31, 1997
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-94.00%
 BANKING-3.52%
Banco Itau S.A. PN.......      8,030,000  $ 4,154,298
                                          -----------
 BUSINESS SERVICES-1.22%
Multibras da Amazonia
 S.A. PN.................      1,132,000    1,442,719
                                          -----------
 CABLE TELEVISION-5.20%
Multicanal Participacoes
 S.A. ADR+...............        442,000    6,132,750
                                          -----------
 CAPITAL GOODS-1.66%
Trafo Equipamentos
 Electricos S.A. PN+.....        906,205    1,959,131
                                          -----------
 CHEMICALS-1.65%
S.A. White Martins ON....  1,197,900,000    1,945,139
                                          -----------
 CONSUMER GOODS-3.38%
Dixie Toga S.A. PN.......      4,903,539    3,981,160
                                          -----------
 ELECTRIC DISTRIBUTION-7.21%
Centrais Eletricas de
 Santa Catarina S.A. PN,
 Class B+................      3,492,771    3,989,854
Companhia de
 Electricidade do Estado
 da Bahia ON+............     39,642,300    2,975,278
Companhia de Eletricidade
 do Estado do Rio de
 Janeiro ON+.............  2,762,000,000    1,538,428
                                          -----------
                                            8,503,560
                                          -----------
 ELECTRIC GENERATION-1.03%
Companhia Energetica de
 Sao Paulo ADR+..........         72,000    1,210,680
                                          -----------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------

 FOOD & BEVERAGES-7.67%
Brazil Fast Food
 Corp.+++(a).............        500,000  $   950,000
Companhia Cervejaria
 Brahma ON...............         57,495       38,022
Companhia Cervejaria
 Brahma PN...............      2,013,951    1,312,847
Santista Alimentos S.A.
 ON+.....................      3,105,000    6,742,034
                                          -----------
                                            9,042,903
                                          -----------

 HOLDING COMPANIES-1.78%
Brasmotor S.A. PN........      7,355,000    2,103,214
                                          -----------

 PAPER & PULP-0.42%
Industrias de Papel Simao
 PN......................     20,861,609      492,367
                                          -----------

 RETAIL-5.56%
Globex Utilidades S.A.
 PN......................        338,000    6,557,376
                                          -----------

 TELECOMMUNICATIONS-21.35%
Telecomunicacoes
 Brasileiras S.A. ON.....     97,800,000    9,859,865
Telecomunicacoes
 Brasileiras S.A. PN
 ADR.....................         64,600    6,613,425
Telecomunicacoes de Minas
 Gerais S.A. PNB.........     18,612,099    2,521,441
Telecomunicacoes do
 Parana S.A. ON+.........      1,821,532    1,186,554
Telecomunicacoes do
 Parana S.A. PN..........      2,402,709    1,544,698
Telecomunicacoes do Rio
 de Janeiro S.A. PN+.....     24,763,200    3,436,106
                                          -----------
                                           25,162,089
                                          -----------

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 TEXTILES-8.53%
Companhia Tecidos Norte
 de Minas S.A. PN........     13,728,100  $ 5,495,128
Wembly Roupas S.A. PN....    172,000,000    1,307,151
Wentex Textil S.A. PN+...        888,000    3,248,525
                                          -----------
                                           10,050,804
                                          -----------
 TRANSPORTATION-1.29%
Marcopolo S.A. PN........      6,528,700    1,522,387
                                          -----------
 UTILITIES-22.53%
Companhia Energetica de
 Ceara PN, A Shares......     16,800,000       57,097
Companhia Energetica de
 Minas Gerais PN.........    337,729,595   13,901,355
Companhia Paulista de
 Forca e Luz ON+.........     90,843,841   12,598,499
                                          -----------
                                           26,556,951
                                          -----------

TOTAL INVESTMENTS-94.00%
 (Cost $82,303,572) (Notes A,D).........  110,817,528
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-6.00%......................    7,069,577
                                          -----------
NET ASSETS-100.00%......................  $117,887,105
                                          -----------
                                          -----------
---------------------------------------------------------
+          Security is non-income producing.
++         Restricted security (See Note F).
(a)        With an additional 250,000 warrants attached,
           expiring 08/27/01, with no market value.
ADR        American Depositary Receipts.
ON         Ordinary Shares.
PN         Preferred Shares.
PNB        Preferred Shares, Class B.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 1997
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $82,303,572)
 (Note A)...............................     $110,817,528
Cash (including $193,288 of foreign
 currency with a cost of $193,288) (Note
 A).....................................        6,288,628
Receivables:
  Investments sold......................        2,533,286
  Dividends.............................          171,163
Prepaid expenses........................            8,268
                                             ------------
Total Assets............................      119,818,873
                                             ------------

 LIABILITIES
Payables:
  Investments purchased.................        1,480,507
  Advisory fee (Note B).................          270,194
  Administration fees (Note B)..........           20,680
  Other accrued expenses................          160,387
                                             ------------
Total Liabilities.......................        1,931,768
                                             ------------
NET ASSETS (applicable to 6,564,841
 shares of common stock outstanding)
 (Note C)...............................     $117,887,105
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($117,887,105
  DIVIDED BY 6,564,841).................           $17.96
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 6,564,841 shares issued and outstanding
 (100,000,000 shares authorized)........     $      6,565
Paid-in capital.........................       84,174,088
Undistributed net investment income.....          112,358
Accumulated net realized gain on
 investments and foreign currency
 related transactions...................        5,079,885
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currency.......................       28,514,209
                                             ------------
Net assets applicable to shares
 outstanding............................     $117,887,105
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED MARCH 31, 1997
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $ 1,868,655
  Interest..............................         343,539
  Less: Foreign taxes withheld..........        (224,061)
                                             -----------
  Total Investment Income...............       1,988,133
                                             -----------
Expenses:
  Investment advisory fees (Note B).....       1,236,191
  Custodian fees (Note B)...............         198,580
  Administration fees (Note B)..........         100,073
  Audit and legal fees..................          88,450
  Printing..............................          76,833
  Accounting fees.......................          57,703
  Directors' fees.......................          36,500
  Insurance.............................          28,313
  Transfer agent fees...................          23,200
  NYSE listing fees.....................          16,170
  Amortization of organizational costs
   (Note A).............................          10,000
  Other.................................          13,652
  Brazilian taxes (Note A)..............          60,087
                                             -----------
  Total Expenses........................       1,945,752
  Less: Fee waivers (Note B)............        (321,991)
                                             -----------
  Net Expenses..........................       1,623,761
                                             -----------
  Net Investment Income.................         364,372
                                             -----------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................       7,923,168
  Foreign currency related
   transactions.........................        (249,481)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currency........      24,050,734
                                             -----------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................      31,724,421
                                             -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $32,088,793
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              For the Fiscal Years Ended
                                                       March 31,
                                             -----------------------------
                                                 1997             1996
                                             -----------------------------

 INCREASE IN NET ASSETS
Operations:
  Net investment income.................     $    364,372     $    268,217
  Net realized gain/(loss) on
   investments and foreign currency
   related transactions.................        7,673,687       (2,913,782)
  Net change in unrealized
   appreciation/(depreciation) in value
   of investments and translation of
   other assets and liabilities
   denominated in foreign currency......       24,050,734       18,231,683
                                             ------------     ------------
    Net increase in net assets resulting
     from operations....................       32,088,793       15,586,118
                                             ------------     ------------
Dividends and distributions to
 shareholders:
  Net investment income.................         (137,862)              --
  Net realized gain on investments......               --      (10,254,782)
                                             ------------     ------------
    Total dividends and distributions to
     shareholders.......................         (137,862)     (10,254,782)
                                             ------------     ------------
Capital share transactions (Note C):
  Proceeds from the sale of 1,930,835
   shares issued in rights offering.....       20,636,740               --
  Proceeds from 14,734 shares issued in
   reinvestment of dividends............               --          208,220
  Offering costs charged to capital.....         (396,250)              --
                                             ------------     ------------
    Net increase in net assets resulting
     from capital share transactions....       20,240,490          208,220
                                             ------------     ------------
    Total increase in net assets........       52,191,421        5,539,556
                                             ------------     ------------

 NET ASSETS
Beginning of year.......................       65,695,684       60,156,128
                                             ------------     ------------
End of year (including undistributed net
 investment income of $112,358 and
 $135,329, respectively)................     $117,887,105     $ 65,695,684
                                             ------------     ------------
                                             ------------     ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                      For the Fiscal Years Ended          For the Period
                                                                              March 31,                   April 10, 1992*
                                                              ------------------------------------------      through
                                                                1997       1996       1995       1994     March 31, 1993
                                                              -----------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period........................     $14.18     $13.02     $20.80     $11.83        $13.79   **
                                                              ---------  ---------  ---------  ---------  ---------------
Net investment income/(loss)................................       0.10+      0.06      (0.12)     (0.04)         0.06
Net realized and unrealized gain/(loss) on investments and
 foreign currency related transactions......................       5.69+      3.32++     (3.80)      9.09        (1.99   )
                                                              ---------  ---------  ---------  ---------  ---------------
Net increase/(decrease) in net assets resulting from
 operations.................................................       5.79       3.38      (3.92)      9.05         (1.93   )
                                                              ---------  ---------  ---------  ---------  ---------------
Dividends and distributions to shareholders:
  Net investment income.....................................      (0.02)        --         --      (0.08)        (0.03   )
  In excess of net investment income........................         --         --      (0.03)        --            --
  Net realized gains on investments.........................         --      (2.22)     (3.83)        --            --
                                                              ---------  ---------  ---------  ---------  ---------------
Total dividends and distributions to shareholders...........      (0.02)     (2.22)     (3.86)     (0.08)        (0.03   )
                                                              ---------  ---------  ---------  ---------  ---------------
Dilution due to capital share rights offering...............      (1.99)        --         --         --            --
                                                              ---------  ---------  ---------  ---------  ---------------
Net asset value, end of period..............................     $17.96     $14.18     $13.02     $20.80        $11.83
                                                              ---------  ---------  ---------  ---------  ---------------
                                                              ---------  ---------  ---------  ---------  ---------------
Market value, end of period.................................     $14.50    $13.875     $14.75     $19.00        $11.25
                                                              ---------  ---------  ---------  ---------  ---------------
                                                              ---------  ---------  ---------  ---------  ---------------
Total investment return(a)..................................       4.67 (b)      8.85%     (6.79)%     69.55%       (19.16   )%
                                                              ---------  ---------  ---------  ---------  ---------------
                                                              ---------  ---------  ---------  ---------  ---------------
 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted).....................   $117,887    $65,696    $60,156    $95,820       $54,493
Ratio of expenses to average net assets, net of fee
 waivers#...................................................       1.76%      1.76%      1.86%      2.05%         2.45   %(c)
Ratio of expenses to average net assets, excluding fee
 waivers....................................................       2.11%      2.11%      2.13%      2.05%         2.45   %(c)
Ratio of net investment income/(loss) to average net
 assets.....................................................       0.39%      0.39%     (0.62)%     (0.28)%         0.61   %(c)
Portfolio turnover rate.....................................         74%        55%        69%        73%           50   %
Average commission rate per share(d)........................    $0.0001         --         --         --            --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.16 per share.
+ Based on average shares outstanding from April 1, 1996 through August 16, 1996 (pricing date of the rights offering) and from August 17, 1996 through March 31, 1997.
++ Includes a $0.01 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in 1996.
# Ratios shown are inclusive of taxes, if any. If such taxes had not been imposed, the ratio of expenses to average net assets would have been 1.69%, 1.73% and 2.02% for the fiscal years ended March 31, 1997, 1995 and 1994, respectively.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Assumes shareholder did not participate in the rights offering. The total investment return would have been 10.19% assuming the shareholder did participate in the rights offering.
(c)  Annualized.
(d) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments subject to such commissions during the period.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Brazilian Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 10, 1992 and commenced investment operations on April 10, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At March 31, 1997, the Fund held 0.81% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $2,000,000 and fair value of $950,000. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At March 31, 1997, the interest rate was 5.00% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. federal income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

No Brazilian income tax is imposed on capital gains. Through December 31, 1995, a 15% withholding tax was imposed on dividends and interest from stock market investments. Effective January 1, 1996, no Brazilian withholding tax is imposed on dividends paid from post December 31, 1995 earnings.

For the calendar year ending December 31, 1994, the Brazilian Congress imposed a 0.25% withholding tax on financial transactions. Effective January 23, 1997, Brazil has imposed a 0.20% CONTRIBUCAO SOBRE MOVIMENTACAO FINANCIERA ("CPMF") tax that applies to most debit transactions carried out by financial institutions. Stock exchange transactions are not affected by this tax.

--------------------------------------------------------------------------------
   14

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At March 31, 1997, the Fund reclassified $249,481 of net realized losses from foreign currency related transactions to undistributed net investment income.

OTHER: Costs incurred by the Fund in connection with its organization of $50,000 are being amortized on a straight line basis over a five-year period beginning at the commencement of investment operations of the Fund.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The Brazilian securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A significant proportion of the aggregate market value of equity securities listed on the Brazilian Exchanges are held by a small number of investors and are not publicly traded. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

Investments in Brazil may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Brazilian governmental supervision and regulation of its securities markets.
 NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.35% of the first $100 million of the Fund's average weekly net assets and 1.05% of the Fund's average weekly net assets in excess of $100 million. BEA has agreed to waive its portion of the advisory fee previously payable to former sub-advisers, equal to an annual rate of 0.35% of the Fund's average weekly net assets. For the fiscal year ended March 31, 1997, BEA earned $1,236,191 for advisory services, of which BEA waived $321,991. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund. For the fiscal year ended March 31, 1997, BEA was reimbursed $8,474 for administrative services rendered to the Fund.

The First National Bank of Boston, Sao Paulo ("FNBB") serves as the Fund's Brazilian administrator. FNBB is paid for its services, out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.12% of the average month-end assets of the Fund held in Brazil. For the fiscal year ended March 31, 1997, FNBB earned $97,297 for administrative services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the fiscal year ended March 31, 1997, BSFM earned $91,599 for administrative services.
 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 6,564,841 shares outstanding at March 31, 1997, BEA owned 7,169 shares.

During the fiscal year ended March 31, 1997, the Fund issued 1,930,835 shares in connection with a rights offering of the Fund's shares. Shareholders of record on July 17, 1996 were issued one nontransferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $11.09 per share. Shareholders who fully exercised all the rights issued to them in the primary subscription were allowed to purchase additional shares at the same price under an overallotment agreement. Estimated offering costs of $396,250 for expenses attributable to the rights offering were charged to additional paid-in-capital. In addition, the Fund incurred $776,220 in dealer manager and solicitation fees that were netted against the proceeds of the subscription.
 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at March 31, 1997 was $82,303,572. Accordingly, the net unrealized appreciation of

--------------------------------------------------------------------------------
   16

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
investments (including investments denominated in foreign currency) of $28,513,956, was composed of gross appreciation of $30,684,169 for those investments having an excess of value over cost and gross depreciation of $2,170,213 for those investments having an excess of cost over value.

For the fiscal year ended March 31, 1997, purchases and sales of securities, other than short-term obligations, were $79,963,922 and $66,096,990, respectively.
 NOTE E. CREDIT AGREEMENT

The Fund, along with 18 other U.S. registered management investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement during the fiscal year ended March 31, 1997.

 NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition date, aggregate cost, fair value as of March 31, 1997, share value of such security and percentage of net assets which the security comprises.

                           NUMBER OF   ACQUISITION               FAIR VALUE AT    VALUE PER    PERCENTAGE OF
SECURITY                    SHARES        DATE         COST      MARCH 31, 1997     SHARE       NET ASSETS
------------------------  -----------  ----------  ------------  --------------  -----------  ---------------
Brazil Fast Food Corp.       500,000    09/24/96   $  2,000,000    $  950,000     $    1.90          0.81%

The Fund may incur certain costs in connection with the disposition of the above security.

--------------------------------------------------------------------------------

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Brazilian Equity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Brazilian Equity Fund, Inc., including the schedule of investments, as of March 31, 1997 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brazilian Equity Fund, Inc., as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
May 12, 1997

--------------------------------------------------------------------------------
   18

 RESULTS OF ANNUAL MEETING FOR SHAREHOLDERS (UNAUDITED)

On July 22, 1996, the annual meeting of shareholders of The Brazilian Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect four directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                        FOR       WITHHELD    NON-VOTES
-----------------------------------------------------------------------------------  ----------  -----------  ----------
Dr. Enrique R. Arzac*                                                                 3,494,030      26,398    1,113,577
Emilio Bassini**                                                                      3,494,830      25,598    1,113,577
James J. Cattano                                                                      3,488,324      32,104    1,113,577
Richard W. Watt                                                                       3,489,037      31,391    1,113,577

--------------
 * On February 13, 1996, the Board of Directors increased the size of the Fund's Board of Directors and Dr. Enrique R. Arzac was elected to fill the newly created vacancy. The election of Dr. Arzac was submitted to the Fund's shareholders for their ratification at the annual meeting of shareholders.

** Effective January 1, 1997, Emilio Bassini no longer serves as a Director to the Fund.

In addition to the directors re-elected at the meeting, Peter A. Gordon, George
W. Landau and Martin M. Torino continue to serve as directors of the Fund. Daniel Sigg resigned as a director of the Fund effective February 11, 1997.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the fiscal year ending March 31, 1997.

                                                                                FOR        AGAINST     ABSTAIN   NON-VOTES
                                                                             ----------  -----------  ---------  ----------
                                                                              3,500,696       9,034      10,698   1,113,577

 TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (March 31, 1997) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. The $0.021 per share dividend paid in respect of such fiscal year was from ordinary income. There were no dividends which would qualify for the dividend received deduction available to corporate shareholders.

The Fund has made an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders of $255,583, equal to $0.039 per share for the calendar year ended December 31, 1996. Such amount was previously reported to shareholders of the Fund on their 1996 Form 1099-DIV. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended.

The Fund intends to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders of $224,061, equal to $0.034 per share for the fiscal year ended March 31,1997. Because the Fund's fiscal

--------------------------------------------------------------------------------
year is not the calendar year, another notification will be sent in respect of calendar year 1997. The notification will reflect the amount, if any, that calendar year 1997 taxpayers will report on their U.S. federal income tax returns. Such notification will be mailed with Form 1099-DIV in January, 1998.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend and distributions. They will generally not be entitled to a foreign tax credit or deduction for the foreign withholding taxes paid by the Fund.

In general, dividends and distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keoghs and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------
   20

 DESCRIPTION OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to The Brazilian Equity Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent, as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividend and distributions automatically reinvested should notify the Plan Agent for the Fund, at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to the participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the Plan Agent, as agent for the participants, will buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distributions payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semi-annually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or

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                                                                           21

August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before the payment is to be invested. A participant's tax basis in his shares acquired through his optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for other who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock of in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase of the Fund's common stock on his own behalf.

The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

The Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semi-annual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days written notice to members of the Plan. All correspondence concerning the Plan should be directed to The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

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   22

 SUMMARY OF GENERAL INFORMATION

The Fund--The Brazilian Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Brazilian equity securities. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of March 31, 1997, BEA managed approximately $28.6 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "BrazilEF" and THE WALL STREET JOURNAL (daily) and BARRON'S (each Monday) under the designation "BrazEqtyFd". The Fund's New York Stock Exchange trading symbol is BZL. Weekly comparative net asset value (NAV) and market price information about The Brazilian Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed End Funds."
 THE BEA GROUP OF FUNDS

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
 THE BEA GROUP OF FUNDS  (CONTINUED)

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                       BEA ADVISOR FUNDS
SINGLE COUNTRY                                         OPEN-END MUTUAL FUNDS
The Chile Fund, Inc. (CH)                              BEA Emerging Markets Equity Fund
                                                       BEA Global Telecommunications
The First Israel Fund, Inc. (ISL)                      Fund
The Indonesia Fund, Inc. (IF)                          BEA High Yield Fund
The Portugal Fund, Inc. (PGF)                          BEA International Equity Fund

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc.
(ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)
                                                       For shareholder information or a
FIXED INCOME                                           copy of a prospectus for any of
BEA Income Fund, Inc. (FBF)                            the open-end mutual funds, please
BEA Strategic Income Fund, Inc. (FBI)                  call, 1-800-401-2230.

                                                       Visit our website on the
For closed-end fund information                        Internet:
please call, 1-800-293-1232.                           http://www.beafunds.com

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
 DIRECTORS AND CORPORATE OFFICERS

William W. Priest,    Chairman of the Board of Directors
Jr.

Richard W. Watt       Director, President and Chief
                      Investment Officer

Dr. Enrique R. Arzac  Director

James J. Cattano      Director

Peter A. Gordon       Director

George W. Landau      Director

Martin M. Torino      Director

Paul P. Stamler       Senior Vice President

Michael A. Pignataro  Chief Financial Officer and
                      Secretary

Rachel D. Manney      Vice President and Treasurer

Wendy S. Setnicka     Assistant Treasurer

 INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, NY 10022

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                                          [LOGO]

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                                                                    3910-AR-3/97